UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2020

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common shares	NBR	NYSE
Preferred shares – Series A	NBR.PRA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 21, 2020, Nabors Industries Ltd. (“Nabors”) announced that pursuant to its previously announced consent solicitations, on January 17, 2020, its indirect wholly-owned subsidiary, Nabors Industries, Inc. (“NII”) had received the requisite consents (the “Requisite Consents”) from the holders of a majority of the outstanding principal amount of NII’s 5.50% senior notes due 2023 (the “Notes”) to approve amendments to the indenture dated December 9, 2016 (the “Indenture”) among NII, as issuer, Nabors, as guarantor, Wilmington Trust Company, as trustee (the “Trustee”), and Citibank, N.A. (“Citi”), as securities administrator, pursuant to which the Notes were issued.

In connection with the receipt of the Requisite Consents, on January 22, 2020, NII entered into the First Supplemental Indenture to the Indenture (the “Supplemental Indenture”), among NII, Nabors, the Trustee and Citi. The Supplemental Indenture amends the Indenture to, among other things, eliminate substantially all of the restrictive covenants and certain events of default and reduce the minimum notice period required for redemptions of the Notes from twenty (20) days, as currently required by the Indenture, to three (3) business days. The amendments to the Indenture implemented by the Supplemental Indenture will not become operative until NII accepts and purchases the Notes satisfying the Requisite Consents. A copy of the Supplemental Indenture is included in this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 21, 2020, Nabors issued a press release announcing NII’s early tender results, the upsizing of its previously announced tender offers, the increase of a previously announced tender cap, an additional tender cap and NII’s receipt of the Requisite Consents requested pursuant to its previously announced consent solicitations. A copy of the press release is included in this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Supplemental Indenture to the Indenture, dated January 22, 2020, among Nabors Industries, Inc., as issuer, Nabors Industries Ltd., as guarantor, Wilmington Trust, National Associate, as trustee, and Citibank, N.A., as securities administrator.

99.1	Press Release regarding early settlement dated January 21, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: January 22, 2020	By:	/s/ Mark D. Andrews
		Name:	Mark D. Andrews
		Title:	Corporate Secretary